UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 8, 2024
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InfuSystem Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-35020 (Commission File Number)	20-3341405 (I.R.S. Employer Identification Number)

3851 West Hamlin Road Rochester Hills, Michigan 48309
(Address of principal executive offices) (Zip Code)

(248) 291-1210
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $.0001 per share	INFU	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement

The information set forth in Item 5.02 below relating to the Cooperation Agreement (as defined below) is incorporated herein by reference.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 8, 2024, the Board of Directors (the "Board") of InfuSystem Holdings, Inc. (the “Company”) accepted the resignation of Mr. R. Rimmy Malhotra as a member of the Board, effective March 8, 2024, pursuant to a cooperation agreement (the "Cooperation Agreement") by and among the Company, Mr. Malhotra and Nicoya Capital LLC ("Nicoya"). Mr. Malhotra's resignation is not the product of any disagreement with the Company.

In consideration for certain standstill, release, indemnity and voting provisions under the Cooperation Agreement as well as all potential costs incurred by Nicoya, Mr. Malhotra and their respective controlled affiliates in connection with Mr. Malhotra’s transition off the Board, the Company has agreed to pay Nicoya a one-time separation payment in an amount equal to $500,000. Additionally, the Company has agreed to pay Mr. Malhotra $125,000 as compensation for (i) the value of the director stock options that Mr. Malhotra agrees to surrender coincident to his resignation and (ii) the balance of compensation that would be payable to Mr. Malhotra for his service on the Board through the end of his current term (such amount, collectively with the one-time separation payment, the “Exit Consideration”).

The standstill provisions of the Cooperation Agreement provide that, for three years following the date of the Cooperation Agreement, the Company, Mr. Malhotra and Nicoya have mutually agreed to refrain from making or inducing any public oral or written statements that disparage or demean the other party. In addition, during the three years following the date of the Cooperation Agreement, neither Mr. Malhotra nor Nicoya will, without the written consent of the Board, directly or indirectly:

(a) acquire or attempt to acquire any shares of the Company’s stock, or any options to purchase or sell shares of the Company’s stock;

(b) make, effect or commence any tender or exchange offer, merger or other business combination involving the Company;

(c) make, or in any way participate in, any “solicitation” of “proxies” (as such terms are used in the proxy rules of the Securities and Exchange Commission) to vote, or seek to advise any person with respect to the voting of, any voting securities of the Company;

(d) disclose any intention, plan or arrangement inconsistent with the foregoing; or

(e) form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) with respect to any voting securities of the Company, other than a group among Malhotra, Nicoya and their affiliates.

The release, indemnity and voting provisions agreed upon under the Cooperation Agreement are as follows:

(a) the Company releases Mr. Malhotra, Nicoya and each of their respective affiliates (“Malhotra’s Released Parties”), and Mr. Malhotra and Nicoya release the Company and each of its respective affiliates (the “Company’s Released Parties”), from all causes of action and obligations, whether known or unknown, one may have against the other as of the date of the Cooperation Agreement, other than any matter related to the enforceability or performance of the Cooperation Agreement;

(b) Mr. Malhotra and Nicoya will hold the Company’s Released Parties harmless from and against any civil suit filed in a court of competent jurisdiction (“Civil Suit”) filed, or actively participated in, by Mr. Malhotra, Nicoya, or any of their affiliates, against the Company’s Released Parties in connection with any claim arising on or before the date of the Cooperation Agreement. In the event of any such Civil Suit as described above, Mr. Malhotra and Nicoya, jointly and severally, will be liable for liquidated damages to the Company in an amount equal to the Exit Consideration;

(c) until such time as Mr. Malhotra and Nicoya cease to hold any securities of the Company, and Mr. Malhotra has notified the Company of the same in writing, (i) Mr. Malhotra and Nicoya will hold the Company’s Released Parties harmless from and against any and all liabilities, losses, and expenses of any kind incurred by the Company’s Released Parties in connection with any Civil Suit made against a Company Released Party by Mr. Malhotra, Nicoya or any of their affiliates arising out of any matter occurring after the date of the Cooperation Agreement and (ii) the Company will hold Malhotra’s Released Parties harmless from and against any and all liabilities, losses, and expenses of any kind incurred by Malhotra’s Released Parties in connection with any Civil Suit made against a Malhotra Released Party by the Company or its controlled affiliates arising out of any matter occurring after the date of the Cooperation Agreement;

(d) nothing in the Cooperation Agreement restricts or alters the Company’s indemnification policies benefiting current or former independent directors, including Mr. Malhotra; and

(e) during the three years following the date of the Cooperation Agreement, Mr. Malhotra and Nicoya agree that they will, and each will cause their respective controlled affiliates, to vote all shares of the Company’s stock held by such persons or entities in conformity with the Board’s recommendations for any matter brought to a shareholder vote.

Pursuant to the Cooperation Agreement, Mr. Malhotra has participated in the process leading to the slate of director nominees that are intended to be put forward by the Company for election at the Company’s 2024 annual meeting of stockholders, and all such individuals have been approved by Mr. Malhotra and each member of the Board.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Cooperation Agreement, dated as of March 8, 2024, among InfuSystem Holdings, Inc., R. Rimmy Malhotra and Nicoya Capital LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFUSYSTEM HOLDINGS, INC.

By:	/s/ Scott Shuda
Scott Shuda
Chairman of the Board

Dated: March 8, 2024